UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  (December 26, 2018) December 19, 2018

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples' Republic of China

(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On December 19, 2018, Moxian, Inc. (the “Registrant”) received a letter (the “Letter”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Registrant of the Nasdaq Staff’s determination that the Registrant no longer complies with Nasdaq’s independent director and audit committee requirements as set forth in Listing Rule 5605 due to the resignation of Sun Cai Di from the Board of Directors (the “Board”) of the Registrant, effective November 18, 2018. Sun Cai Di’s resignation was previously disclosed in the Current Report on Form 8-K filed on November 23, 2018.

With Ms. Sun’s departure, the audit committee no longer has three members or an audit committee financial expert. The Registrant is currently seeking new qualified directors to serve on the board and audit committee and will also consider appointing non-independent directors to serve on committees for the exceptional and limited circumstances permitted by NASDAQ rules. In addition, the Registrant does not have a majority of independent directors as required by Rule 5605(b); at the time of the Registrant’s receipt of the Letter, it had two independent directors and two non-independent directors. With Lim Yew Seng’s resignation effective December 26, 2018 (see Item 5.02 below), at present the Registrant has one independent director and two non-independent directors.

The Letter further stated that the Registrant can rely on a cure period allowing it to regain compliance by the earlier of the Registrant’s next annual shareholders’ meeting or November 19, 2019; or if the next annual shareholders’ meeting is held before May 20, 2019, then the Registrant must evidence compliance no later than May 20, 2019.

Nasdaq Listing Rule 5810(b) requires that the Registrant promptly disclose receipt of the Letter, which disclosure must include the continued listing criteria that the Registrant failed to meet. The Registrant is filing this Current Report on Form 8-K for the purpose of satisfying Nasdaq’s disclosure requirement.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective December 26, 2018, Lim Yew Seng resigned as a member of the Board of Directors of the Registrant. The resignations was not the result of any disagreement with the Registrant, the Registrant’s management or the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: December 26, 2018	By:	/s/ Hao Qing Hu
		Name:	Hao Qing Hu
		Title:	Chief Executive Officer